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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 June 28, 1996
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                       (Date of earliest event reported)


                             Kenwood Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                                  0-20907                   31-1457996
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(State or other jurisdiction      (Commission File Number)         (IRS Employer
of incorporation)                                            Identification No.)



7711 Montgomery Road, Cincinnati, Ohio                                  45236
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(Address of principal executive offices)                             (Zip Code)


                                (513) 791-2834
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              (Registrant's telephone number, including area code)


                                Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.     OTHER EVENTS

       On June 28, 1996, Kenwood Savings Bank (the "Savings Bank") announced that Kenwood Bancorp, Inc., the holding company for the Savings Bank, completed its stock offering in connection with the Savings Bank's conversion from the mutual holding company form of organization to the stock holding company form of organization. A total of 157,651 shares were sold at $10.00 per share in connection with the stock offering, and approximately 137,519 shares are expected to be issued in exchange for shares of common stock of the Savings Bank. The press release is included as an exhibit hereto and is incorporated by reference herein.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a)  Not applicable.

       (b)  Not applicable.

       (c)  Exhibits:

            99(a) Press Release, dated June 28, 1996





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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     KENWOOD BANCORP, INC.



Date:  June 28, 1996            By:  /s/ Thomas W. Burns
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                                     Thomas W. Burns, Executive Vice President
                                       and Chief Executive Officer





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